C&J Energy Services, Inc. JP Morgan Oil and Gas Corporate Access Day November 2012 Exhibit 99.2

C&J Energy Services, Inc. Disclaimer
Forward-Looking Statements
Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,”
“foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-
looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections.
Known material factors that could cause our actual results to differ from our projected results are described in our filings with the Securities and Exchange Commission (“SEC”), including but not limited to our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and subsequent Quarterly Reports on Form 10-Q and the Current Reports on Form 8-K.
All readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof.
We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
Non-GAAP Financial Measures
We use both GAAP and certain non-GAAP financial measures to assess performance. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. C&J management believes that these non-GAAP measures provide useful supplemental information to investors in order that they may evaluate our financial performance using the same measures as management. These non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In evaluating these measures, investors should consider that the methodology applied in calculating such measures may differ among companies and analysts. Reconciliation of non-GAAP results to GAAP results for historical periods can be found on slide 23 of this presentation and in our filings with the SEC, as applicable.

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Focus on the most complex projects in the most challenging basins
C&J Energy Services Profile
Demonstrated efficiencies allow for premium pricing
Engineering staff offers extensive front-end technical
evaluation
Hydraulic
Fracturing
Ability to handle heavy-duty jobs across a wide spectrum of
environments
Leverage to expand into additional fracturing opportunities
Coiled
Tubing
Wireline
and related
services
Casedhole provides wireline perforation, logging, pressure
pumping, and pipe recovery services as well as wellsite
makeup and pressure testing in most of the major US basins
Diversified provider of premium, technologically-advanced completion services

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Efficiencies Provide Cost Savings for Customers, Favorable Margins for C&J
In-house
Manufacturing
Enhances product development and R&D activities
Mitigates supply constraints, reduces manufacturing and repair costs
Operational Model Drives
Best-In-Class Performance
Experience &
Expertise
Maintenance
Logistics
Management with in-depth, basin-level expertise gained
through decades of field experience
Empowering employees and promoting best practices produces
a proud and highly motivated workforce
Extensive front-end technical planning and active management of raw materials, equipment and spare parts drives efficiency
Dedicated logistics team for each fracturing fleet
Regimented fleet maintenance program
Real-time monitoring of critical equipment components, on-site pump unit maintenance and proactive replacement of wear items
New, high performance equipment enables us to perform the
most demanding, technically complex completions
Focus on long lateral segments and multiple fracturing stages
Modern,
High-Spec
Fleet

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Equipment Overview
Our 7 premium hydraulic fracturing fleets have a total capacity of over
240,000 HP
We will take delivery of 2 new fleets with combined capacity of 64,000
HP by first quarter 2013
18 coiled tubing units, majority with 2-inch dimension. Additional six new coiled tubing units scheduled for deployment to new basins by first quarter 2013
33 pressure pumping units, primarily double pump
Casedhole acquisition added 58 wireline units and 15 pumpdown units with 7 additional wireline units scheduled to be deployed by first quarter 2013
Almost all equipment built within the past 5 years
Vertical integration of Total’s manufacturing capabilities
Invested in Modern, High-Spec Equipment to Grow

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Strategy for Continued Growth
Broaden geographic presence
•
Focus on emerging domestic developments and building customer relationships
•
Evaluate opportunities to expand internationally and build
infrastructure to capitalize on growth in Middle East
•
Leverage reputation for excellence
•
Demonstrate superior execution with new customers in the spot market
Emphasize R&D across service lines and in manufacturing
Grow completion service offerings
Generate cost efficiencies through further vertical integration and supply chain extension
•
Significant manufacturing savings (~20%) from Total
•
Expansion into drilling, completion and production fluids
Expand customer base

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Hydraulic Fracturing: Expanding our
Customer Base
Contracted Spot
Over 120,000 HP currently on
“take-or-pay” contracts with
high minimum hours
Enhances visibility, margins
and revenue
Currently working in the Eagle
Ford and Permian
Contracts with leading
providers:
Demonstrates our significant
efficiencies to new customers
History of successfully
converting spot customers to
contracted customers
Generates opportunities to
expand our customer base
Currently operating in the
Eagle Ford and Permian
New fleets to be to deployed
to the Bakken and to Western
Oklahoma

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A leading multi-regional provider of a broad range of high quality casedhole wireline services with superior track record for efficiency
New, custom-built equipment, including 58 wireline units and
15 pumpdown units
Industry leading EBITDA margins and will be accretive to C&J’s year-
end 2012 earnings and cash flow
Generated third quarter of 2012 revenue of $61.6 million
Acquisition closed June 7, 2012 for a total consideration of ~$273 million
Complementary services, similar operating model and growth
strategy make Casedhole an excellent fit for C&J
Expansion into Wireline Services
with Casedhole Acquisition

PAGE 9 Operational Overview Casedhole Provides Significant Geographic Expansion C&J leveraging Casedhole’s foothold in the most active U.S. shale plays and basins

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Capitalizing on Casedhole Acquisition
In addition to providing entry into key target plays (Bakken, Utica)
and strengthening C&J’s position in current operating areas, the acquisition has had a number of other positive impacts:
•
Wireline services are an important addition for competing with larger firms
•
Casedhole sales team has extensive domestic and international experience
•
Bundled completion services have been well-received across our combined customer base
Enhances product bundling, cross-selling and geographic
expansion opportunities

PAGE

Relationships with Industry Leaders
Service Offerings
Customer
Stand Alone
Pressure Pumping
Coiled Tubing
Hydraulic
Fracturing
Wireline
Large operators have embraced C&J’s technical capabilities

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Demonstrated shorter time per completion permits negotiation of premium rates with customers
Complex projects with demanding wells drive higher hourly rates and increased revenues from fluids and proppants
More frac stages per well keep fleets onsite longer, allowing more pumping hours per month
Less redundant pumping capacity boosts utilization
ROCE of 42% in 2010, 57% in 2011 and 48% TTM Q3 2012
(1)
Operating efficiencies generate
higher revenues per unit of horsepower
Operational Strategy Drives Strong
Financial Performance
(1)
TTM Q3 2012 ROCE does not include Casedhole

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Advances in Completion Techniques
Driving Demand
Source: Goldman Sachs Equity Research
Approximate Horsepower Per Job
(000s of HP)
Typical Number of Fracturing
Stages Per Well
24
16 16 16
12
6
Bakken Eagle Ford Granite
Wash
Permian Other
Unconvent.
Conventional
45 45
35
30
25
16
Eagle Ford
Granite
Wash
Bakken Permian Other
Unconvent.
Conventional
Longer laterals More frac stages
Higher pressure wells

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Margins driven by superior execution & utilization, not price
Leading Margin Profile
Adjusted EBITDA Margin
31%
19%
34%
38%
32%
2008 2009 2010 2011 YTD 9/30/12
Adjusted EBITDA Frac Utilization Frac Pricing
(2) (1)
(1)
Average utilization figures indexed for presentation purposes; 2008 reflects Q4 annualized
(2)
Reflects an index of selected jobs that management believes are representative of historical market contract pricing

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$12.1
$44.7
$171.7
$207.9
2009 2010 2011 TTM Q3
34,000
58,000
178,000
274,000
2009 2010 2011 2012E
$67.0
$244.2
$758.5
$1,045.3
2009 2010 2011 TTM Q3
Significant Historical Growth
Growth in HHP Operating Cash Flow ($MM)
Adjusted EBITDA ($MM) Revenue ($MM)
$12.6
$82.3
$285.4
$352.0
2009 2010 2011 TTM Q3

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Strong Cash Flow Generation,
Flexible Balance Sheet
$400 million revolving credit facility recently expanded from $200 million with $100 million accordion
$220 million drawn to partially fund Casedhole acquisition
% Growth
Revenue $758,454 $1,045,288 38%
Adjusted EBITDA 285,388 352,028 23%
Operating Cash Flow $171,702 $207,863 21%
12/31/2011 6/30/2012 9/30/2012
Cash and Cash Equivalents $       46,780 $        8,278 $     14,102
Long Term Debt and Capital Lease Obligations - 224,765 204,225
Shareholder Equity 395,055 505,623 561,059
Total Capitalization $     395,055 $     730,388 $   765,284
Conservative Balance Sheet
($ in thousands)
Cash Flow Generation
($ in thousands)
Q3 TTM 12/31/2011

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Strategic Overview
Broaden Geographic Presence
Expand Customer Base
Increase Service Offerings
Focus on Research and Technological Developments
Vertical Integration around In-house Manufacturing
and Fluids Development
Generate High Financial Returns for Shareholders

C&J Energy Services, Inc. Appendix

PAGE

Detailed Historical Financials –
Income Statement
YTD
($ in thousands, except per share amounts)
2008 2009 2010 2011 9/30/2012
Statement of Operations Data
(Unaudited)
  Revenue $62,441 $67,030 $244,157 $758,454 $825,237
  Cost of sales 42,401 54,242 154,297 443,556 523,196
  Gross profit 20,040 12,788 89,860 314,898 302,041
  Selling, general and admin. expenses 8,950 9,533 17,998 52,737 68,467
  Loss (gain) on disposal of assets 397 920 1,571 (25) 623
  Operating income 10,693 2,335 70,291 262,186 232,951
Other income (expense):
Interest expense, net (7,419) (5,099) (17,663) (4,221) (3,191)
Loss on early extinguishment of debt – – – (7,605) –
Other income (expense) (68) (52) 13 (40) (120)
Total other expense
(7,487) (5,151) (17,650) (11,866) (3,311)
Income (loss) before income tax
3,206 (2,816) 52,641 250,320 229,640
Provision (benefit) for income tax
2,085 (386) 20,369 88,341 77,720
Net income (loss)
$1,121 ($2,430) $32,272 $161,979 $151,920
Basic net income (loss) per share
$0.02 -$0.05 $0.70 $3.28 $2.92
Diluted net income (loss) per share
$0.02 -$0.05 $0.67 $3.19 $2.82
Year Ended December 31,

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Detailed Historical Financials –
Cash Flow
($ in thousands)
2007 2008 2009 2010 2011
YTD
9/30/12
(Unaudited)
Capital expenditures $30,152 $21,526 $4,301 $44,473 $140,723 $135,887
Cash flow provided by (used in)
Operating activities 8,377 8,611 12,056 44,723 171,702 177,351
Investing activities (30,054) (20,673) (4,254) (43,818) (165,545) (408,854)
Financing activities $21,305 $11,921 ($6,733) $734 $37,806 $198,825
Year Ended December 31,

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Detailed Historical Financials –
Balance Sheet
($ in thousands) 2007 2008 2009 2010 2011 9/30/12
(Unaudited)
Cash and Cash Equivalents $250 $109 $1,178 $2,817 $46,780 $14,102
Accounts Receivable, Net 4,409 13,362 12,668 44,354 122,169 189,284
Inventories, Net 581 861 2,463 8,182 45,440 73,587
Property Plant and Equipment, Net 57,991 71,441 65,404 88,395 213,697 398,884
Total Assets $133,711 $155,212 $150,231 $266,088 $537,849 $1,020,798
Accounts Payable 1,705 6,519 10,598 13,084 57,564 90,604
Long-term Debt and Capital Lease
Obligations
56,773 25,041 60,668 44,817 – 204,225
Total Stockholders’ Equity $66,767 $68,099 $65,799 $109,446 $395,055 $561,059
Year Ended December 31,

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Adjusted EBITDA Reconciliation
Note: EBITDA and Adjusted EBITDA are non-GAAP financial measures, and when analyzing C&J’s operating performance, investors should use EBITDA and Adjusted EBITDA in addition to, and not as an alternative for, operating income and net income (loss)(each as determined in accordance with GAAP). C&J uses EBITDA and Adjusted EBITDA as supplemental financial measures because we believe they are useful indicators of our performance. EBITDA is defined as net income (loss)
before interest expense (net), income taxes, depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted for certain other items which are not indicative of future performance or cash flow, including loss on early extinguishment of debt and loss (gain) on sale/disposal of property, plant and equipment. EBITDA and Adjusted EBITDA, as used and defined by C&J, may not be comparable to similarly titled measures employed by other companies and are not measures of performance calculated in accordance with GAAP.
($ in thousands) 2008 2009 2010 2011
(Unaudited)
Net income (loss) $1,121 ($2,430) $32,272 $161,979 $151,920
Interest expense, net 6,908 4,708 17,341 4,221 3,191
Provision (benefit) for income tax 2,085 (386) 20,369 88,341 77,720
Depreciation and amortization 8,836 9,828 10,711 22,919 31,517
EBITDA $18,950 $11,720 $80,693 $277,460 $264,348
Adjustment to EBITDA
Loss on early extinguishment of debt – – – 7,605 –
Loss (gain) on disposal of assets 397 920 1,571 (25) 623
Cost of Acquisitions – – – 348 853
Adjusted EBITDA $19,347 $12,640 $82,264 $285,388 $265,824
Year Ended December 31,
YTD
9/30/12